Notes Payable - Related Party, Disclosure	12 Months Ended
Dec. 31, 2014
Notes
Notes Payable - Related Party, Disclosure

NOTE 10- NOTES PAYABLE - RELATED PARTY

On December 15, 2011, the Company issued a Promissory Grid Note to a director of the Company whereby formalizing various advances previously received from the director in the amount of $51,300 and allowing for future advances up to $250,000. The note is non-interest bearing, unsecured and matures on December 15, 2014. The Company imputed interest at a rate of 2% per annum and recorded a discount in the amount of $10,640. In connection with one of the previous advances in the amount of $25,000, the Company issued warrants to purchase up to 250,000 shares of the Company’s common stock at a price per share of $1.00 resulting in an additional discount of $17,709. The total discount attributable to the Grid Note totaled $28,349 and is being amortized to interest expense over the term of the note. During the year ended December 31, 2014, the Company repaid $55,000 of the principal balance of the loan. As of December 31, 2014, this note has not been repaid in accordance with the note and the Company is process of negotiating new terms on the unpaid balance.

During the year ended December 31, 2014, the Company recorded a $100,000 note payable to a director of the Company. The note is non-interest bearing and unsecured. The Company imputed interest at a rate of 2% per annum and recorded a discount in the amount of $110.

During the years ended December 31, 2014 and December 31, 2013, respectively, interest expense of $1,994 and $17,336 related to amortization of the discount and interest on the unpaid notes was recorded.